UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 3, 2016, AMC Entertainment Holdings, Inc. (“AMC’) and Carmike Cinemas, Inc. (“Carmike”) issued a joint press release announcing that they had entered into a definitive agreement, dated March 3, 2016, pursuant to which AMC will acquire Carmike. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 4, 2016, AMC will conduct a conference call and webcast beginning at 7:30 am CT/8:30 am ET regarding the transaction described in this report. To listen to the conference call via the internet, please visit the investor relations section of the AMC website at www.amctheatres.com for a link to the webcast. Investors and interested parties should go to the website at least 15 minutes prior to the call to register, and/or download and install any necessary audio software. To access the call from the U.S., dial (855) 327-6837. From international locations, the conference call can be accessed at (778) 327-3988.  An archive of the webcast will be available at www.investor.amctheatres.com for a limited time after the call.

Slides prepared for the conference call are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.  The slides are also available on the AMC investor relations website at www.investor.amctheatres.com.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  Similarly, statements made herein and elsewhere regarding the pending acquisition of Carmike are also forward-looking statements, including statements regarding the anticipated closing date of the acquisition, the source and structure of financing, management’s statements about effect of the acquisition on AMC’s future business, operations and financial performance and AMC’s ability to successfully integrate Carmike into its operations. These forward-looking statements are based on information available at the time the statements are made and/or managements’ good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.  These risks, trends, uncertainties and facts include, but are not limited to, risks related to:  the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated; obtaining the Carmike stockholders’ approval; the possibility that the acquisition does not close, including in circumstances in which AMC would be obligated to pay Carmike a termination fee or other damages or expenses; related to financing the transaction, including AMC’s ability to finance the transaction on acceptable terms; responses of activist stockholders to the transaction; AMC’s ability to realize expected benefits and synergies from the acquisition; AMC’s effective implementation, and customer acceptance, of its two brand strategy; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed acquisition on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisition; unknown liabilities; litigation and/or regulatory actions related to the proposed transaction; AMC’s significant indebtedness, including the indebtedness incurred to acquire Carmike;

AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC and Carmike have filed with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein.  Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.  Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 10, 2015, and the risks, trends and uncertainties identified in its other public filings.  AMC does not intends and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

99.1	Joint Press Release dated March 3, 2016

99.2	Investor presentation

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly  caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 4, 2016	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Joint Press Release dated March 3, 2016

99.2	Investor presentation